Acquisitions	12 Months Ended
Dec. 31, 2022
Acquisitions [Abstract]
Acquisitions

14. Acquisitions

14.1 brumbrum S.p.A

On January 31, 2022, the Group acquired 100% of the share capital of brumbrum S.p.A (“brumbrum”) which was renamed Cazoo Trading Italy S.p.A. post acquisition. Total consideration was £59.9 million, with £27.7 million paid in cash, £3.0 million of deferred consideration, £6.2 million of debt assumed and discharged and £23.1 million through the issue of Class A Shares. The acquisition balance sheet included £3.7 million of cash. Total consideration net of cash acquired was £56.2 million.

Founded in 2016, brumbrum was based in Milan and operated a 40,000 square meter vehicle preparation center in Reggio Emilia. The business offered vehicles for sale, finance or subscription for delivery across Italy.

The purchase has been accounted for as a business combination under the acquisition method in accordance with IFRS 3. The audited consolidated financial statements include the results of brumbrum for the period from the acquisition date.

In calculating goodwill arising from the acquisition, the fair value of net assets acquired was assessed and no material adjustments from book value were made to existing assets and liabilities. The Group recognized a number of separately identifiable intangible assets as part of the acquisition.

Details of the amounts are set out in the table below.

£’000
Property, plant and equipment	7,342
Right-of-use assets	6,276
Inventory	1,752
Trade and other receivables	6,401
Cash and cash equivalents	3,743
Trade and other payables	(6,992)
Loans and borrowings	(10,194)
Lease liabilities	(6,276)
Provisions	(631)
Total net assets acquired	1,421

Intangible assets recognized on acquisition:
Brand	4,158
Customer relationships	3,669
Software	2,592
Deferred tax arising on intangible assets	(2,501)
Total intangible assets recognized on acquisition	7,918

Total identifiable net assets at fair value	9,339
Goodwill	50,597
Purchase consideration transferred	59,936

Satisfied by:
Cash	27,694
Deferred consideration	2,955
Debt assumed and discharged	6,236
Shares issued	23,051
Purchase consideration transferred	59,936

At the date of the acquisition, the carrying amount of trade and other receivables was £6.4 million, all of which was expected to be collectible in the short-term. As such, there was no difference between the carrying amount and fair value of trade and other receivables at the date of acquisition.

The Group measured the acquired lease liabilities using the present value of the remaining lease payments at the date of acquisition. The right-of-use assets were measured at an amount equal to the lease liabilities.

Software acquired represented brumbrum’s platform system and website, which had been developed in-house and was considered to be brumbrum owned intellectual property. The brand was considered to be highly recognizable in Italy. An intangible asset was recognized for significant customer relationships.

Goodwill was attributable mainly to the skills and technical talent of brumbrum’s workforce.

The fair value of the Class A Shares issued at the date of acquisition was determined as £3.52 per Class A Share, which was the closing share price of the Class A Shares on the acquisition date.

Transaction costs of £1.0 million have been expensed and are included in administrative expenses in the statement of profit or loss and are part of operating cash flows in the statement of cash flows.

Following the winddown of operations in mainland Europe, brumbrum was classified as a discontinued operation. Refer to Note 12 for further details.